SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

                            Date of Report: April 5, 1994

                            SOUTHWESTERN BELL CORPORATION

                                A Delaware Corporation

                              Commission File No. 1-8610

                             IRS Employer No. 43-1301883

                       175 E. Houston, San Antonio, Texas 78205

                           Telephone Number (210) 821-4105
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          Item 5. Other Events


               On Tuesday, April 5, 1994, Southwestern Bell Corporation
          (SBC) announced it has terminated plans to form a cable partnership with Cox Cable Communications (Cox) in the United States. SBC said it took the action because of the likely impact of increasingly stringent government regulation on the cable industry's cash flow characteristics.

               SBC and Cox announced on December 7, 1993 that they had signed a memorandum of understanding to form a $4.9 billion cable partnership. Under that memorandum, SBC was to commit
          $1.6 billion in capital to the partnership and Cox was to contribute 21 cable systems. The companies had been negotiating definitive agreements since the December 7, announcement.

               SBC expects to continue its cable partnership with Cox in the United Kingdom.
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                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           SOUTHWESTERN BELL CORPORATION


                                           /s/ Donald E. Kiernan
                                           Senior Vice President,
                                           Treasurer and Chief Financial
                                           Officer



          April 6, 1994
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